UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2003

HUGOTON ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor P.O. Box 830650 Dallas, Texas 75283-0650		75202
(Address of principal executive offices)		(Zip Code)

(877) 228-5083
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 9.                 Results of Operations and Financial Condition.

This Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition, but is furnished under Item 9 pursuant to the Commission’s instructions issued in Securities and Exchange Commission Release No. 34-47583.  The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 19, 2003, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on August 29, 2003.  The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                 Financial Statements and Exhibits.

c.                                             Exhibits.

99.1   News Release dated August 19, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGOTON ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE FOR HUGOTON ROYALTY TRUST

Date: August 20, 2003	By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Assistant Vice President

XTO ENERGY INC.

	By:	/s/ LOUIS G. BALDWIN
Louis G. Baldwin
Executive Vice President and
Chief Financial Officer